Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

HILLENBRAND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

To:	Enterprise Associates

From:	Kim Ryan, President & CEO, Hillenbrand

Date:	October 15, 2025

Topic:	Hillenbrand – Next Chapter

Today, Hillenbrand’s Board of Directors announced that the Company has entered into a definitive agreement to be acquired by an affiliate of Lone Star Funds, a leading investment firm advising funds that invest globally in private equity, credit and real estate. After careful consideration and following a comprehensive review of various strategic alternatives, the Board determined that this outcome is the best path forward for Hillenbrand and all our stakeholders. This decision was not made lightly. We remain confident that Hillenbrand is strongly positioned to continue to deliver highly-engineered, mission-critical processing equipment and solutions through our talented teams, our market leading positions, and our differentiated technologies. We anticipate the transaction will close before the end of the first calendar quarter of 2026, subject to customary closing conditions.

Until the transaction closes, we will continue to operate as an independent public company, and it will continue to be business as usual across all teams. Our priorities remain unchanged: delivering on our FY26 plans and strategy, meeting our business plan commitments, and continuing to serve our customers with excellence. Your focus during this period is critical to maintaining our momentum and delivering strong results.

Lone Star’s platform has a successful track record of investing in companies in end markets similar to Hillenbrand’s. We expect their ownership will help support our efforts to drive long-term sustainable growth, expand our capabilities, and create opportunities for our associates.

Upcoming Global Town Hall

I understand that this change will bring many questions. To help address them, we will host a Global Town Hall next week on Thursday, October 23 at 8 AM ET. The meeting invite will be distributed separately from this communication as we are still early in the process of making transition plans. In the meantime, I am attaching a frequently asked questions document – but if you have any additional questions, please submit them to Corporate.Communications@Hillenbrand.com by Tuesday, Oct. 21 for us to cover as we are able in the Global Town Hall.

On behalf of the Board and the Executive Management Team, I want to personally thank you for your work and resilience over these past few years as we have worked to transform our Company. I look forward to seeing you all during the Global Town Hall next week.

Thank you,

Kim

President and CEO, Hillenbrand

* * * * *

Important Information and Where to Find It

In connection with the proposed transaction between Hillenbrand and Lone Star, Hillenbrand will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement, the definitive version of which will be sent or provided to shareholders of Hillenbrand. Hillenbrand may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document Hillenbrand may file with the SEC. Investors and security holders are urged to read the proxy statement and any other relevant documents that are filed or will be filed with the SEC, as well as any amendments or supplements to these documents, carefully and in their entirety because they contain or will contain important information about the proposed transaction and related matters. Investors and security holders may obtain free copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by Hillenbrand through the SEC’s website at https://www.sec.gov, through Hillenbrand’s investor relations website at https://ir.hillenbrand.com or by contacting Hillenbrand’s investor relations team at investors@hillenbrand.com or 812-931-5036.

Participants in the Solicitation

Hillenbrand and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Hillenbrand’s shareholders in connection with the proposed transaction between Hillenbrand and Lone Star. A description of participants’ direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. Information regarding Hillenbrand’s directors and executive officers is contained in Hillenbrand’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on January 7, 2025, in the sections “Proxy Statement Summary,” “Proposal No. 1 – Election of Directors,” “The Board of Directors and Committees,” “Security Ownership of Directors and Management,” “Executive Compensation” and “Compensation of Directors”; in Item 1 of Hillenbrand’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC on November 19, 2024, under the heading “Information About Our Executive Officers”; and in Hillenbrand’s current reports on Form 8-K filed with or furnished to the SEC on February 18, 2025, May 15, 2025 and June 26, 2025. Additional information regarding ownership of Hillenbrand’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents and the other SEC filings described in this paragraph may be obtained free of charge through the SEC’s website at https://www.sec.gov or through Hillenbrand’s investor relations website at https://ir.hillenbrand.com.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to the proposed acquisition of Hillenbrand by an affiliate of Lone Star Funds through a merger transaction (the “Merger”), including financial estimates and statements as to the expected timing, completion and effects of the Merger, as contrasted with historical information. Forward-looking statements are based on assumptions that Hillenbrand believes are reasonable, but by their very nature are subject to a wide range of risks. If Hillenbrand’s assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections. The following list, though not exhaustive, contains words that indicate a forward-looking statement:

intend	believe	plan	expect	may	goal	would
project	position	future	outlook	become	pursue	estimate
will	forecast	continue	could	anticipate	remain	likely
target	encourage	promise	improve	progress	potential	should
impact	strategy	assume

Forward-looking statements are not guarantees of future performance, and Hillenbrand’s actual results could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond Hillenbrand’s control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to the risk that the Merger may not be consummated in a timely manner or at all; the possible inability of the parties to the definitive agreement for the Merger (the “Merger Agreement”) to obtain the required regulatory approvals for the Merger and to satisfy the other conditions to the closing of the Merger, including approval of the Merger Agreement by Hillenbrand’s shareholders, on a timely basis or at all; the possible occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the risk that the Merger Agreement may be terminated in circumstances that require Hillenbrand to pay a termination fee; the risk that the relevant affiliates of Lone Star Funds fail to obtain on a timely basis or at all the

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financing necessary to complete the Merger; potential litigation relating to the Merger and the outcome of any such litigation; the potential adverse impact on Hillenbrand of contractual restrictions under the Merger Agreement that limit Hillenbrand’s ability to pursue business opportunities or strategic transactions; risks relating to significant transaction costs associated with the Merger and the possibility that the Merger may be more expensive to complete than anticipated; competitors’ responses to the Merger; global market and economic conditions, including those related to the continued volatility in the financial markets, including as a result of the United States (“U.S.”) administration’s recently announced tariffs and changed trade policies; the risk of business disruptions associated with information technology, cyber-attacks, or catastrophic losses affecting infrastructure; increasing competition for highly skilled and talented workers, as well as labor shortages; closures or slowdowns and changes in labor costs and labor difficulties; uncertainty related to environmental regulation and industry standards, as well as physical risks of climate change; increased costs, poor quality, or unavailability of raw materials or certain outsourced services and supply chain disruptions; economic and financial conditions including volatility in interest and exchange rates, commodity and equity prices and the value of financial assets; uncertainty in U.S. global trade policy and risks with governmental instability in certain parts of the world; Hillenbrand’s level of international sales and operations; negative effects of acquisitions, including the Schenck Process Food and Performance Materials business and Linxis Group SAS acquisitions, on Hillenbrand’s business, financial condition, results of operations and financial performance; competition in the industries in which Hillenbrand operates, including on price; cyclical demand for industrial capital goods; the ability to recognize the benefits of any acquisition or divestiture including the sale of the Milacron injection molding and extrusion business (the “Disposition”), including potential synergies and cost savings or the failure of Hillenbrand or any acquired company, or the Disposition, to achieve its plans and objectives generally; any strategic and operational initiatives implemented by the parties to the Disposition after the consummation of the Disposition; potential adverse effects of the announcement or results of the Disposition or the announcement or pendency of the Merger, or any failure to complete the Merger, on the market price of Hillenbrand’s common stock or on the ability of Hillenbrand to develop and maintain relationships with its personnel and customers, suppliers and others with whom it does business or otherwise on Hillenbrand’s business, financial condition, results of operations and financial performance; risks related to diversion of management’s attention from Hillenbrand’s ongoing business operations due to the Disposition or the Merger; impacts of decreases in demand or changes in technological advances, laws, or regulation on the net revenues that we derive from the plastics industry; the impact to Hillenbrand’s effective tax rate of changes in the mix of earnings or in tax laws and certain other tax-related matters; exposure to tax uncertainties and audits; involvement in claims, lawsuits, and governmental proceedings related to operations; uncertainty in the U.S. political and regulatory environment; adverse foreign currency fluctuations; and labor disruptions.

Shareholders, potential investors, and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For a more in-depth discussion of certain factors that could cause actual results to differ from those contained in forward-looking statements, see the discussion under the heading “Risk Factors” in Part I, Item 1A of Hillenbrand’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on November 19, 2024, and in Part II, Item 1A of Hillenbrand’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on April 29, 2025, as well as other risks and uncertainties detailed in Hillenbrand’s filings with the SEC from time to time. The forward-looking information in this communication speaks only as of the date on which it is made. Hillenbrand undertakes no obligation to publicly update or revise any forward-looking statement, whether written or oral, to reflect new information or future developments or otherwise.

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An: Enterprise Associates

Von: Kim Ryan, Vorstandsvorsitzende (President, Chief Executive Officer), Hillenbrand

Datum: 15. Oktober 2025

Betreff: Hillenbrand - Das nächste Kapitel

Heute hat der Vorstand von Hillenbrand bekannt gegeben, dass das Unternehmen eine verbindliche Vereinbarung zur Übernahme durch eine Tochtergesellschaft von Lone Star Funds, einer führenden Investmentgesellschaft, die weltweit in Private Equity, Kredit und Immobilien investiert, getroffen hat. Nach sorgfältiger Abwägung und einer umfassenden Prüfung verschiedener strategischer Alternativen hat der Vorstand entschieden, dass dieses Ergebnis der beste Weg für Hillenbrand und alle unsere Stakeholder ist. Diese Entscheidung wurde nicht leichtfertig getroffen. Wir sind weiterhin zuversichtlich, dass Hillenbrand gut positioniert ist, um weiterhin hochentwickeltes Verarbeitungsequipment und industrielle Lösungen durch unsere talentierten Teams, unserer marktführenden Stellung und unsere differenzierten Technologien zu liefern. Wir erwarten, vorbehaltlich üblicher Vollzugsbedingungen, dass die Transaktion vor Ende des ersten Kalenderquartals 2026 vollzogen wird,.

Bis zum Vollzug der Transaktion werden wir weiterhin als unabhängiges börsennotiertes Unternehmen operieren, und es wird weiterhin alles wie gewohnt laufen. Unsere Prioritäten bleiben unverändert: die Umsetzung unserer Pläne und Strategien für das Geschäftsjahr 2026, die Erfüllung unseres Business Plans und die exzellente Betreuung unserer Kunden. Ihr Fokus während dieses Zeitraums ist entscheidend, um unser Momentum aufrechtzuerhalten und starke Ergebnisse zu erzielen.

Die Plattform von Lone Star hat eine starke Erfolgsbilanz bei Investitionen in Unternehmen in Endmärkten, die denen von Hillenbrand ähnlich sind. Wir erwarten, dass deren Übernahme unsere Bemühungen unterstützt, nachhaltiges und langfristiges Wachstum voranzutreiben, unsere Fähigkeiten auszubauen und Chancen für unsere Mitarbeiter zu eröffnen.

Bevorstehende weltweite Mitarbeiterversammlung

Ich kann nachvollziehen, dass diese Veränderung viele Fragen aufwerfen wird. Um diese zu beantworten, veranstalten wir nächste Woche am Donnerstag, den 23. Oktober, um 8:00 Uhr ET (14:00 Uhr CET) eine weltweite Mitarbeiterversammlung. Die Einladung wird separat von dieser Mitteilung verschickt, da wir noch am Anfang der Übergangsphase stehen. In der Zwischenzeit füge ich ein Dokument mit häufig gestellten Fragen bei. Wenn Sie darüber hinausgehende Fragen haben, senden Sie diese bitte bis Dienstag, den 21. Oktober, an Corporate.Communications@Hillenbrand.com, damit wir sie in der weltweiten Mitarbeiterversammlung nach Möglichkeit besprechen können.

Im Namen des Vorstands möchte ich mich persönlich für Ihre Arbeit und Ihre Geduld in den letzten Jahren bedanken, während wir daran gearbeitet haben, unser Unternehmen zu transformieren. Ich freue mich darauf, Sie alle nächste Woche bei der weltweiten Mitarbeiterversammlung zu sehen.

Vielen Dank!

Kim Ryan

Wichtige Informationen und wo Sie diese finden

Im Zusammenhang mit der geplanten Transaktion zwischen Hillenbrand und Lone Star wird Hillenbrand bei der US-Börsenaufsichtsbehörde (Securities and Exchange Commission, „SEC“) eine Erklärung (Proxy Statement) einreichen, deren endgültige Fassung den Aktionären von Hillenbrand zugesandt oder zur Verfügung gestellt wird. Hillenbrand kann auch andere Dokumente bezüglich der geplanten Transaktion bei der SEC einreichen. Diese Mitteilung ersetzt weder die Erklärung (Proxy Statement) noch andere Dokumente, die Hillenbrand möglicherweise bei der SEC einreicht. Investoren und Wertpapierinhaber werden dringend gebeten, die Erklärung (Proxy Statement) und alle anderen relevanten Dokumente, die bei der SEC eingereicht wurden oder werden, sowie alle Änderungen oder Ergänzungen zu diesen Dokumenten sorgfältig und vollständig zu lesen, da sie wichtige Informationen über die geplante Transaktion und damit zusammenhängende Angelegenheiten enthalten oder enthalten werden. Anleger und Wertpapierinhaber können kostenlose Kopien der Erklärung (Proxy Statement) (sobald verfügbar) und anderer Dokumente, die von Hillenbrand bei der SEC eingereicht wurden oder werden, über die Website der SEC unter https://www.sec.gov, über die Investor-Relations-Website von Hillenbrand unter https://ir oder durch Kontaktaufnahme mit dem Investor-Relations-Team von Hillenbrand unter investors@hillenbrand.com oder 812-931-5036 erhalten.hillenbrand.com oder durch Kontaktaufnahme mit dem Investor-Relations-Team von Hillenbrand unter investors@hillenbrand.com oder +1 812-931-5036.

Teilnehmer an der Abstimmung

Hillenbrand und sein Vorstand sowie bestimmte Führungskräfte und andere Mitarbeiter können als Teilnehmer an der Einholung von Stimmrechtsvollmachten von Hillenbrand-Aktionären im Zusammenhang mit der geplanten Transaktion zwischen Hillenbrand und Lone Star angesehen werden. Eine Beschreibung der direkten oder indirekten Interessen der Teilnehmer, sei es durch Wertpapierbestände oder auf andere Weise, wird in der Erklärung (Proxy Statement) zur geplanten Transaktion enthalten sein, wenn diese bei der SEC eingereicht wird. Informationen zu dem Vorstand und den Führungskräften von Hillenbrand sind in der Stimmrechtsvollmacht von Hillenbrand für die Jahreshauptversammlung 2025 enthalten, die am 7. Januar 2025 bei der SEC eingereicht wurden, und zwar in den Abschnitten „Proxy Statement Summary“, „Proposal No. 1 – Election of Directors” (Vorschlag Nr. 1 – Wahl des Vorstands), „The Board of Directors and Committees”, „Security Ownership of Directors and Management” (Wertpapierbesitz von Vorstand und Geschäftsleitung), „Executive Compensation” (Vergütung der Führungskräfte) und „Compensation of Directors” (Vergütung der in Punkt 1 des Jahresberichts von Hillenbrand auf Formular 10-K für das am 30. September 2024 endende Geschäftsjahr, der am 19. November 2024 bei der SEC unter der Überschrift „Informationen über unsere Führungskräfte” eingereicht wurde; und in den aktuellen Berichten von Hillenbrand auf Formular 8-K, die am 18. Februar 2025, 15. Mai 2025 und 26. Juni 2025 bei der SEC eingereicht oder dieser vorgelegt wurden. Weitere Informationen zum Besitz von Wertpapieren von Hillenbrand durch seinen Vorstand und Führungskräfte sind in den SEC-Unterlagen dieser Personen auf den Forms 3 und 4 enthalten. Diese Dokumente und die anderen in diesem Absatz beschriebenen SEC-Unterlagen können kostenlos über die Website der SEC unter https://www.sec.gov oder über die Investor-Relations-Website von Hillenbrand unter https://ir.hillenbrand.com abgerufen werden.

Zukunftsgerichtete Aussagen

Diese Mitteilung enthält „zukunftsgerichtete Aussagen“ im Sinne des Private Securities Litigation Reform Act von 1995, einschließlich Aussagen im Zusammenhang mit der geplanten Übernahme von Hillenbrand durch eine Tochtergesellschaft von Lone Star Funds im Rahmen einer Übernahme (die „Übernahme“), einschließlich Finanzprognosen und Aussagen zum voraussichtlichen Zeitpunkt, zum Abschluss und zu den Auswirkungen der Übernahme im Gegensatz zu historischen Informationen. Zukunftsgerichtete Aussagen basieren auf Annahmen, die Hillenbrand für angemessen hält, aber aufgrund ihrer Natur einer Vielzahl von Risiken unterliegen. Sollten sich die Annahmen von Hillenbrand als unzutreffend erweisen oder sollten unbekannte Risiken und Ungewissheiten eintreten, können die tatsächlichen Ergebnisse erheblich von den Erwartungen und Prognosen von Hillenbrand abweichen. Die folgende Liste enthält, ohne Anspruch auf Vollständigkeit, Begriffe, die auf eine zukunftsgerichtete Aussage hinweisen:

beabsichtigen	glauben	planen	erwarten	könnte	Ziel	würde

Projekt	Position	Zukunft	Ausblick	werden	verfolgen	schätzen

werden	prognostizieren	fortsetzen	könnte	vorwegnehmen	bleiben	wahrscheinlich

Ziel	ermutigen	versprechen	verbessern	Fortschritt	Potenzial	sollte

Auswirkung	Strategie	Annahme

Zukunftsgerichtete Aussagen sind keine Garantien für zukünftige Leistungen, und die tatsächlichen Ergebnisse von Hillenbrand können erheblich von den in zukunftsgerichteten Aussagen dargestellten Ergebnissen abweichen. Eine Vielzahl von Faktoren, von denen viele außerhalb der Kontrolle von Hillenbrand liegen, kann dazu führen, dass unsere Leistungen erheblich von den in den zukunftsgerichteten Aussagen beschriebenen Leistungen abweichen. Zu diesen Faktoren gehören unter anderem das Risiko, dass die Übernahme nicht rechtzeitig oder überhaupt nicht vollzogen wird; die mögliche Unfähigkeit der Parteien der verbindlichen Vereinbarung über die Übernahme (die „Übernahmevereinbarung“), die erforderlichen behördlichen Genehmigungen für die Übernahme zu erhalten und die anderen Bedingungen für den Abschluss der Übernahme zu erfüllen, einschließlich der Genehmigung der Übernahmevereinbarung durch die Aktionäre von Hillenbrand, rechtzeitig oder überhaupt; das mögliche Eintreten von Ereignissen, Änderungen oder anderen Umständen, die zur Beendigung der Übernahmevereinbarung führen könnten; das Risiko, dass die Übernahmevereinbarung unter Umständen gekündigt wird, die Hillenbrand zur Zahlung einer Kündigungsgebühr verpflichten; das Risiko, dass die relevanten verbundenen Unternehmen von Lone Star Funds die für den Abschluss der Übernahme erforderlichen Finanzmittel nicht rechtzeitig oder überhaupt nicht erhalten; potenzielle Rechtsstreitigkeiten im Zusammenhang mit der Übernahme und der Ausgang solcher Rechtsstreitigkeiten; die potenziellen nachteiligen Auswirkungen vertraglicher Beschränkungen im Rahmen der Übernahmevereinbarung auf Hillenbrand, die die Fähigkeit von Hillenbrand einschränken, Geschäftsmöglichkeiten oder strategische Transaktionen zu verfolgen; Risiken im Zusammenhang mit erheblichen Transaktionskosten im Zusammenhang mit der Übernahme und der Möglichkeit, dass die Durchführung der Übernahme teurer als erwartet ausfällt; Reaktionen der Wettbewerber auf die Übernahme; globale Markt- und Wirtschaftsbedingungen, einschließlich derjenigen im Zusammenhang mit der anhaltenden Volatilität an den Finanzmärkten, unter anderem aufgrund der kürzlich von der Regierung der Vereinigten Staaten („USA“) angekündigten Zölle und geänderten Handelspolitik; das Risiko von Betriebsstörungen im Zusammenhang mit Informationstechnologie, Cyberangriffen oder katastrophalen Verlusten, die sich auf die Infrastruktur auswirken; zunehmender Wettbewerb um hochqualifizierte und talentierte Arbeitskräfte sowie Arbeitskräftemangel; Schließungen oder Verlangsamungen und Veränderungen bei den Arbeitskosten und Schwierigkeiten bei der Arbeitskräftebeschaffung; Unsicherheiten im Zusammenhang mit Umweltvorschriften und Industriestandards sowie physische Risiken des Klimawandels; gestiegene Kosten, schlechte Qualität oder Nichtverfügbarkeit von Rohstoffen oder bestimmten ausgelagerten Dienstleistungen und Störungen der Lieferkette; wirtschaftliche und finanzielle Bedingungen, einschließlich Schwankungen bei Zinssätzen und Wechselkursen, Rohstoff- und Aktienkursen sowie dem Wert von Finanzanlagen; Unsicherheiten in der globalen Handelspolitik der USA und Risiken aufgrund staatlicher Instabilität in bestimmten Teilen der Welt; das Ausmaß der internationalen Verkäufe und Aktivitäten von Hillenbrand; negative Auswirkungen von Akquisitionen, einschließlich der Akquisitionen von Schenck Process Food and Performance Materials und Linxis Group SAS, auf das Geschäft, die Finanzlage, die Betriebsergebnisse und die finanzielle Leistungsfähigkeit von Hillenbrand; Wettbewerb in den Branchen, in denen Hillenbrand tätig ist, einschließlich des Preiswettbewerbs; zyklische Nachfrage nach industriellen Investitionsgütern; die Fähigkeit, die Vorteile einer Akquisition oder Veräußerung, einschließlich des Verkaufs des Spritzguss- und Extrusionsgeschäfts von Milacron (die „Veräußerung“), zu realisieren, einschließlich potenzieller Synergien und Kosteneinsparungen, oder das Scheitern von Hillenbrand oder einem erworbenen Unternehmen oder der Veräußerung, seine Pläne und Ziele im Allgemeinen zu erreichen; alle strategischen und operativen Initiativen, die von den Parteien der Veräußerung nach Abschluss der Veräußerung umgesetzt werden; mögliche nachteilige Auswirkungen der Ankündigung oder der Ergebnisse der Veräußerung oder der Ankündigung oder der Anhängigkeit der Übernahme oder des Scheiterns der Übernahme auf den Marktpreis der Stammaktien von Hillenbrand oder auf die Fähigkeit von Hillenbrand, Beziehungen zu seinen Mitarbeitern und Kunden, Lieferanten und anderen Geschäftspartnern aufzubauen und zu pflegen, oder anderweitig auf das Geschäft, die Finanzlage, die Betriebsergebnisse und die finanzielle Leistung von Hillenbrand; Risiken im Zusammenhang mit der Ablenkung der Aufmerksamkeit des Managements von den laufenden Geschäftsaktivitäten von Hillenbrand aufgrund der Veräußerung oder der Übernahme; Auswirkungen von Nachfragerückgängen oder Veränderungen im technologischen Fortschritt, in Gesetzen oder Vorschriften auf die Nettoeinnahmen, die wir aus der Kunststoffindustrie erzielen; Auswirkungen von Veränderungen in der Zusammensetzung der Erträge oder in den Steuergesetzen und bestimmten anderen steuerlichen Angelegenheiten auf den effektiven Steuersatz von Hillenbrand; Risiken im Zusammenhang mit steuerlichen Unsicherheiten und Steuerprüfungen; Beteiligung an Ansprüchen, Rechtsstreitigkeiten und behördlichen Verfahren im Zusammenhang mit dem Geschäftsbetrieb; Unsicherheiten im politischen und regulatorischen Umfeld der USA; nachteilige Wechselkursschwankungen; und Arbeitsunterbrechungen.

Aktionäre, potenzielle Investoren und andere Leser werden dringend gebeten, diese Risiken und Ungewissheiten bei der Bewertung von zukunftsgerichteten Aussagen zu berücksichtigen, und werden davor gewarnt, sich in unangemessener Weise auf die zukunftsgerichteten Aussagen zu verlassen. Eine ausführlichere Erörterung bestimmter Faktoren, die dazu führen könnten, dass die tatsächlichen Ergebnisse von den in den zukunftsgerichteten Aussagen enthaltenen Ergebnissen abweichen, finden Sie unter der Überschrift „Risikofaktoren” in Teil I, Punkt 1A des Jahresberichts von Hillenbrand auf Formular 10-K für das am 30. September 2024 endende Geschäftsjahr, der am 19. November 2024 bei der SEC eingereicht wurde, sowie in Teil II, Punkt 1A des Quartalsberichts von Hillenbrand auf Formular 10-Q für das am 31. März 2025 endende Quartal, der am 29. April 2025 bei der SEC eingereicht wurde, sowie andere Risiken und Ungewissheiten, die in den von Hillenbrand von Zeit zu Zeit bei der SEC eingereichten Unterlagen detailliert beschrieben sind. Die zukunftsgerichteten Informationen in dieser Mitteilung gelten nur zum Zeitpunkt ihrer Veröffentlichung. Hillenbrand übernimmt keine Verpflichtung, zukunftsgerichtete Aussagen, ob schriftlich oder mündlich, öffentlich zu aktualisieren oder zu revidieren, um neuen Informationen oder zukünftigen Entwicklungen oder anderweitigen Umständen Rechnung zu tragen.

À : Enterprise Associates

De : Kim Ryan, Présidente & Directrice générale, Hillenbrand

Date : 15 octobre 2025

Sujet : Hillenbrand - Le prochain chapitre

Aujourd’hui, le conseil d’administration de Hillenbrand a annoncé que l’entreprise a conclu un accord définitif pour être acquise par une filiale de Lone Star Funds, une société d’investissement de premier plan qui conseille des fonds investissant mondialement dans le capital-investissement, le crédit et l’immobilier. Après une réflexion approfondie et un examen complet de diverses alternatives stratégiques, le conseil a déterminé que cette issue est la meilleure voie à suivre pour Hillenbrand et tous nos parties prenantes. Cette décision n’a pas été prise à la légère. Nous restons confiants que Hillenbrand est bien positionnée pour continuer à fournir des équipements et solutions de traitement hautement techniques et critiques grâce à nos équipes talentueuses, nos positions de marché de premier plan et nos technologies différenciées. Nous prévoyons que la transaction sera finalisée avant la fin du premier trimestre calendaire 2026, sous réserve des conditions habituelles de clôture.

Jusqu’à la clôture de la transaction, nous continuerons à fonctionner en tant qu’entreprise publique indépendante, et tout continuera comme d’habitude dans toutes les équipes. Nos priorités restent inchangées : réaliser nos plans et stratégies pour l’exercice 2026, respecter nos engagements du plan d’affaires et continuer à servir nos clients avec excellence. Votre attention durant cette période est essentielle pour maintenir notre élan et obtenir de bons résultats.

La plateforme de Lone Star a un bilan réussi dans l’investissement dans des entreprises opérant sur des marchés finaux similaires à ceux de Hillenbrand. Nous prévoyons que leur propriété soutiendra nos efforts pour stimuler une croissance durable à long terme, étendre nos capacités et créer des opportunités pour nos collaborateurs.

Prochaine Assemblée mondiale

Je comprends que ce changement soulèvera de nombreuses questions. Pour y répondre, nous organiserons une Assemblée mondiale la semaine prochaine, le jeudi 23 octobre, à 8h00 ET. L’invitation sera envoyée séparément de cette communication, car nous en sommes encore au début de la planification de la transition. En attendant, je joins un document contenant des questions fréquemment posées - mais si vous avez d’autres questions, veuillez les envoyer à Corporate.Communications@Hillenbrand.com d’ici le mardi 21 octobre, afin que nous puissions y répondre dans la mesure du possible lors de l’Assemblée mondiale.

Au nom du conseil d’administration et de l’équipe de direction, je tiens à vous remercier personnellement pour votre travail et votre résilience au cours de ces dernières années, alors que nous avons travaillé à transformer notre entreprise. J’ai hâte de vous voir tous lors de l’Assemblée mondiale la semaine prochaine.

Merci,

Kim Ryan

Informations importantes et où les trouver

Dans le cadre de la transaction proposée entre Hillenbrand et Lone Star, Hillenbrand déposera auprès de la Securities and Exchange Commission (la « SEC ») des États-Unis une circulaire de sollicitation de procurations, dont la version définitive sera envoyée ou fournie aux actionnaires de Hillenbrand. Hillenbrand peut également déposer d’autres documents auprès de la SEC concernant la transaction proposée. La présente communication ne remplace pas la circulaire de sollicitation de procurations ni aucun autre document que Hillenbrand pourrait déposer auprès de la SEC. Les investisseurs et les détenteurs de titres sont invités à lire attentivement et dans leur intégralité la circulaire de sollicitation de procurations et tout autre document pertinent déposé ou qui sera déposé auprès de la SEC, ainsi que toute modification ou tout supplément à ces documents, car ils contiennent ou contiendront des informations importantes sur la transaction proposée et les questions connexes. Les investisseurs et les détenteurs de titres peuvent obtenir gratuitement des copies de la circulaire de sollicitation de procurations (lorsqu’elle sera disponible) et d’autres documents déposés ou qui seront déposés auprès de la SEC par Hillenbrand sur le site web de la SEC à l’adresse https://www.sec.gov, sur le site web des relations avec les investisseurs de Hillenbrand à l’adresse https://ir.hillenbrand.com ou en contactant l’équipe des relations avec les investisseurs de Hillenbrand à l’adresse investors@hillenbrand.com ou au +1 812-931-5036.

Participants à la sollicitation

Hillenbrand et ses administrateurs, certains de ses dirigeants et autres employés peuvent être considérés comme des participants à la sollicitation de procurations auprès des actionnaires de Hillenbrand dans le cadre de la transaction proposée entre Hillenbrand et Lone Star. Une description des intérêts directs ou indirects des participants, par détention de titres ou autre, sera incluse dans la circulaire de sollicitation de procurations relative à la transaction proposée lorsqu’elle sera déposée auprès de la SEC. Les informations concernant les administrateurs et les dirigeants de Hillenbrand figurent dans la circulaire de sollicitation de procurations de Hillenbrand pour son assemblée annuelle des actionnaires de 2025, qui a été déposée auprès de la SEC le 7 janvier 2025, dans les sections « Proxy Statement Summary », « Proposal No. 1 – Election of Directors », « The Board of Directors and Committees », « Security Ownership of Directors and Management », « Executive Compensation » et « Compensation of Directors » ; dans la rubrique 1 du rapport annuel de Hillenbrand sur le formulaire 10-K pour l’exercice clos le 30 septembre 2024, déposé auprès de la SEC le 19 novembre 2024, sous la rubrique « Information About Our Executive Officers » ; et dans les rapports actuels de Hillenbrand sur le formulaire 8-K déposés ou fournis à la SEC le 18 février 2025, le 15 mai 2025 et le 26 juin 2025. Des informations supplémentaires concernant la détention de titres Hillenbrand par ses administrateurs et dirigeants sont incluses dans les documents déposés par ces personnes auprès de la SEC sur les formulaires 3 et 4. Ces documents et les autres documents déposés auprès de la SEC décrits dans le présent paragraphe peuvent être obtenus gratuitement sur le site web de la SEC à l’adresse https://www.sec.gov ou sur le site web des relations avec les investisseurs de Hillenbrand à l’adresse https://ir.hillenbrand.com.

Déclarations prospectives

La présente communication contient des « déclarations prospectives » au sens de la loi Private Securities Litigation Reform Act de 1995, y compris des déclarations relatives au projet d’acquisition de Hillenbrand par une filiale de Lone Star Funds dans le cadre d’une opération de fusion (la « Fusion »), notamment des estimations financières et des déclarations concernant le calendrier, la réalisation et les effets attendus de la Fusion, par opposition aux informations historiques. Les déclarations prospectives sont fondées sur des hypothèses que Hillenbrand estime raisonnables, mais qui, de par leur nature même, sont soumises à un large éventail de risques. Si les hypothèses de Hillenbrand s’avèrent inexactes ou si des risques et incertitudes inconnus se matérialisent, les résultats réels pourraient différer sensiblement des attentes et des projections de Hillenbrand. La liste suivante, bien que non exhaustive, contient des mots qui indiquent une déclaration prospective :

intention	croire	planifier	s’attendre	peut	objectif	voudrais

projet	position	avenir	perspective	devenir	poursuivre	estimer

sera	prévoir	continuer	pourrait	anticiper	rester	probable

cibler	encourager	promettre	améliorer	progrès	potentiel	devrait

impact	stratégie	supposer

Les déclarations prospectives ne constituent pas des garanties de performances futures, et les résultats réels de Hillenbrand pourraient différer sensiblement de ceux présentés dans les déclarations prospectives. Un certain nombre de facteurs, dont beaucoup échappent au contrôle de Hillenbrand, pourraient entraîner des écarts significatifs entre nos performances et celles décrites dans les déclarations prospectives. Ces facteurs comprennent, sans s’y limiter, le risque que la fusion ne soit pas réalisée en temps voulu, voire pas du tout ; l’incapacité éventuelle des parties à l’accord définitif de fusion (l’« accord de fusion ») à obtenir les autorisations réglementaires requises pour la fusion et à satisfaire aux autres conditions de l’ pour la conclusion de la fusion, y compris l’approbation de l’accord de fusion par les actionnaires de Hillenbrand, en temps opportun ou tout simplement ; la survenance éventuelle de tout événement, changement ou autre circonstance susceptible d’entraîner la résiliation de l’accord de fusion ; le risque que l’accord de fusion soit résilié dans des circonstances qui obligeraient Hillenbrand à payer des frais de résiliation ; le risque que les filiales concernées de Lone Star Funds ne parviennent pas à obtenir en temps opportun ou du tout le financement nécessaire pour mener à bien la fusion ; les litiges potentiels liés à la fusion et l’issue de ces litiges ; l’impact négatif potentiel sur Hillenbrand des restrictions contractuelles prévues dans l’accord de fusion qui limitent la capacité de Hillenbrand à saisir des opportunités commerciales ou à réaliser des transactions stratégiques ; les risques liés aux coûts de transaction importants associés à la fusion et à la possibilité que la fusion soit plus coûteuse à réaliser que prévu ; les réactions des concurrents à la fusion ; les conditions économiques et du marché mondial, y compris celles liées à la volatilité continue des marchés financiers, notamment en raison des droits de douane récemment annoncés par l’administration américaine (« États-Unis ») et des changements apportés aux politiques commerciales ; le risque de perturbations commerciales liées aux technologies de l’information, aux cyberattaques ou aux pertes catastrophiques affectant les infrastructures ; la concurrence croissante pour les travailleurs hautement qualifiés et talentueux, ainsi que la pénurie de main-d’œuvre ; les fermetures ou les ralentissements et les changements dans les coûts de main-d’œuvre et les difficultés liées à la main-d’œuvre ; l’incertitude liée à la réglementation environnementale et aux normes industrielles, ainsi que les risques physiques liés au changement climatique ; l’augmentation des coûts, la mauvaise qualité ou l’indisponibilité des matières premières ou de certains services externalisés et les perturbations de la chaîne d’approvisionnement ; les conditions économiques et financières, notamment la volatilité des taux d’intérêt et des taux de change, des prix des matières premières et des actions, ainsi que de la valeur des actifs financiers ; l’incertitude liée à la politique commerciale mondiale des États-Unis et les risques liés à l’instabilité gouvernementale dans certaines régions du monde ; le niveau des ventes et des opérations internationales de Hillenbrand ; les effets négatifs des acquisitions, notamment celles de Schenck Process Food and Performance Materials et de Linxis Group SAS, sur les activités, la situation financière, les résultats d’exploitation et les performances financières de Hillenbrand ; la concurrence dans les secteurs où Hillenbrand opère, y compris en matière de prix ; la demande cyclique de biens d’équipement industriels ; la capacité à reconnaître les avantages de toute acquisition ou cession, y compris la vente de l’activité de moulage par injection et d’extrusion de Milacron (la « Cession »), y compris les synergies et les économies de coûts potentielles, ou l’incapacité de Hillenbrand ou de toute société acquise, ou de la Cession, à réaliser ses plans et objectifs de manière générale ; toute initiative stratégique et opérationnelle mise en œuvre par les parties à la Cession après la réalisation de celle-ci ; les effets négatifs potentiels de l’annonce ou des résultats de la Cession ou de l’annonce ou de la pendance de la Fusion, ou de tout échec à mener à bien la Fusion, sur le cours de l’action ordinaire de Hillenbrand ou sur la capacité de Hillenbrand à développer et à maintenir des relations avec son personnel et ses clients, ses fournisseurs et autres avec lesquels elle fait affaire ou autrement sur les activités, la situation financière, les résultats d’exploitation et la performance financière de Hillenbrand ; les risques liés au détournement de l’attention de la direction des activités commerciales courantes de Hillenbrand en raison de la cession ou de la fusion ; les répercussions de la baisse de la demande ou des changements dans les avancées technologiques, les lois ou la réglementation sur les revenus nets que nous tirons de l’industrie des plastiques ; l’impact sur le taux d’imposition effectif de Hillenbrand des changements dans la composition des bénéfices ou dans les lois fiscales et certaines autres questions liées à la fiscalité ; l’exposition aux incertitudes fiscales et aux audits ; implication dans des réclamations, des poursuites judiciaires et des procédures gouvernementales liées aux activités ; incertitude de l’environnement politique et réglementaire américain ; fluctuations défavorables des devises étrangères ; et perturbations du travail.

Les actionnaires, les investisseurs potentiels et les autres lecteurs sont invités à tenir compte de ces risques et incertitudes lorsqu’ils évaluent les déclarations prospectives et sont priés de ne pas se fier indûment à ces dernières. Pour une analyse plus approfondie de certains facteurs susceptibles d’entraîner une différence entre les résultats réels et ceux contenus dans les déclarations prospectives, veuillez vous reporter à la section « Risk Factors » de la partie I, rubrique 1A du rapport annuel de Hillenbrand sur le formulaire 10-K pour l’exercice clos le 30 septembre 2024, déposé auprès de la SEC le 19 novembre 2024, et à la partie II, rubrique 1A du rapport trimestriel de Hillenbrand sur le formulaire 10-Q pour le trimestre clos le 31 mars 2025, déposé auprès de la SEC le 29 avril 2025, ainsi que d’autres risques et incertitudes détaillés dans les documents déposés par Hillenbrand auprès de la SEC de temps à autre. Les informations prospectives contenues dans cette communication ne sont valables qu’à la date à laquelle elles sont faites. Hillenbrand ne s’engage aucunement à mettre à jour ou à réviser publiquement toute déclaration prospective, écrite ou orale, afin de refléter de nouvelles informations ou des développements futurs ou autres.

收件人： 企业合作伙伴

发件人： Kim Ryan, Hillenbrand 总裁兼首席执行官

日期： 2025 年 10 月 15 日

主题： Hillenbrand—下一个篇章

今天, Hillenbrand 的董事会宣布, 公司已达成一项最终协议, 将由 Lone Star Funds 的关联公司收购。 Lone Star 是一家领先的投资公司, 咨询全球范围内投资私募股权、信贷和房地产的基金。在经过深思熟虑并对各种战略选择进行了全面审查后, 董事会认为这一结果是 Hillenbrand 及所有利益相关者的最佳前进路径。这一决定不是轻率作出的。我们仍然相信, Hillenbrand 凭借我们才华横溢的团队、行业领先的地位和差异化的技术, 能够持续提供高端、关键任务的处理设备和解决方案。我们预计交易将在 2026 年第一季度结束前完成, 具体取决于常规的成交条件。

在交易完成之前, 我们将继续作为一家独立的上市公司运营, 一切照常进行。我们的优先事项保持不变：实现 2026 财年的计划和战略, 履行我们的商业计划承诺, 并继续以卓越的服务满足客户。在此期间, 您的专注对于保持我们的动力和取得优异的业绩至关重要。

Lone Star 的平台在投资类似于 Hillenbrand 终端市场的公司方面拥有成功的记录。我们预计, 他们的所有权将支持我们推动长期可持续增长、扩大能力并为员工创造机会的努力。

即将举行的全球员工大会

我理解, 这一变化会引发许多问题。为帮助解答这些问题, 我们将于下周四（10 月 23 日）上午 8 点（东部时间）举行全球员工大会。会议邀请将与本次沟通分开发送, 因为我们仍处于过渡计划的早期阶段。与此同时, 我附上一个常见问题解答文件—如果您有其他问题, 请在 10 月 21 日（星期二）之前将其提交至 Corporate.Communications@Hillenbrand.com, 以便我们在全球员工大会中尽可能予以 解答。

代表董事会和管理团队, 我想亲自感谢您在过去几年中的努力和韧性, 我们一直在努力转型公司。我期待在下周的全球员工大会上见到大家。

谢谢,

Kim Ryan

重要信息及其获取途径

关于 Hillenbrand 与 Lone Star 拟议交易, Hillenbrand 将向美国证券交易委员会 （“SEC”）提交一份委托书 （proxy statement), 其最终版本将寄送或提供给 Hillenbrand 的股东。Hillenbrand 就拟议交易还可能向 SEC 提交其他文件。本通讯不能替代委托书或 Hillenbrand 可能向 SEC 提交的任何其他文件。投资者及证券持有人应仔细、完整地阅读委托书及已提交或将提交 SEC 的任何其他相关文件, 以及这些文件的任何修订或补充材料, 因为其中包含或将包含有关拟议交易及相关事项的重要信息。投资者及证券持有人可通过以下途径免费获取委托书（待其发布后）及 Hillenbrand 已提交或将提交 SEC 的其他文件：SEC 网站 https://www.sec.gov、Hillenbrand 投资者关系网站 https://ir.hillenbrand.com 或联系 Hillenbrand 投资者关系团队（邮箱：investors@hillenbrand.com, 电话：812-931-5036）。

征集参与方

Hillenbrand 及其董事、部分高管及其他员工可能被视为参与 Hillenbrand 与 Lone Star 拟议交易相关的股东委托书征集活动。参与者通过证券持有或其他方式获得的直接或间接利益的说明, 将载于提交 SEC 的拟议交易委托书中。有关 Hillenbrand 董事及高管的信息载于公司 2025 年股东大会委托书中, 该文件已于 2025 年1月7日提交 SEC, 具体章节包括：“委托书摘要”、“提案一 – 董事选举”、“董事会及委员会”、“董事与管理层持股情况”、“高管薪酬”及“董事薪酬”章节; Hillenbrand 于 2024 年 11 月 19 日提交 SEC 的截至 2024 年 9 月 30 日财年 10-K 表格年度报告第1项中标题为“关于我们高管的信息”的章节; 以及在 Hillenbrand 2025 年 2 月 18 日、2025 年 5 月 15 日及 2025 年 6 月 26 日提交或提供给 SEC 的 8-K 表格现状报告中。关于 Hillenbrand 董事及高管持股的更多信息, 详见其提交给 SEC 的3号表格和4号表格。本段所述文件及其他提交给 SEC 的资料可通过 SEC 网站 https://www.sec.gov 或 Hillenbrand 投资者关系网站 https://ir.hillenbrand.com 免费获取。

前瞻性陈述

本文件包含《1995 年私人证券诉讼改革法案》定义的“前瞻性陈述”, 包括与 Lone Star Funds 关联方拟通过合并交易（“合并”）收购 Hillenbrand 相关的陈述, 涵盖财务预测及关于合并预期时间、完成情况和影响的声明, 此类陈述并非历史信息。前瞻性陈述基于 Hillenbrand 认为合理的假设, 但其本质上存在诸多风险。若 Hillenbrand 的假设被证明不准确, 或未知风险与不确定性显现, 实际结果可能与预期存在重大差异。下列词语（非穷尽性列表）包含表示前瞻性陈述的表述：

意图	相信	计划	预期	可能	目标	将会
预计	定位	未来	前景	成为	追求	估计
将	预测	继续	能够	预料	保持	可能
目标	鼓励	承诺	改善	进步	潜力	应当
影响	策略	假设

前瞻性陈述并非对未来表现的保证, Hillenbrand 的实际结果可能与任何前瞻性陈述所载内容存在重大差异。诸多因素（其中许多超出 Hillenbrand 控制范围）可能导致实际表现与前瞻性陈述描述存在显著差异。这些因素包括但不限于：合并可能无法及时完成或完全无法完成的风险; 合并最终协议（“合并协议”）各方可能无法及时获得或完全无法获得合并所需的监管批准或满足其他合并的交割条件（包括获得 Hillenbrand 股东对合并协议的批准）; 可能发生任何导致合并协议终止的事件、变更或其他情形; 合并协

议可能因特定情形终止而导致 Hillenbrand 需支付终止费的风险; Lone Star Funds 相关关联方未能及时获得或完全无法获得完成合并所需融资的风险; 与合并相关的潜在诉讼及其结果; 合并协议中限制 Hillenbrand 追求商业机会或战略交易的合同条款可能对其产生的不利影响; 与合并相关的重大交易成本风险以及合并完成成本可能超出预期的可能性; 竞争对手对合并的反应; 全球市场与经济状况（包括金融市场持续波动相关因素, 如美国政府近期宣布的关税政策及贸易政策调整所致影响）; 信息技术故障、网络攻击或基础设施灾难性损失引发的业务中断风险; 高技能人才竞争加剧及劳动力短缺; 工厂关闭或减产、劳动力成本波动及用工困难; 环境法规与行业标准的不确定性及气候变化的物理风险; 原材料或外包服务成本上涨、质量下降或供应中断, 以及供应链中断; 经济与金融环境, 包括利率、汇率、大宗商品及股票价格波动, 以及金融资产价值变动; 美国全球贸易政策的不确定性, 以及部分地区政府动荡带来的风险; Hillenbrand 的国际销售与运营规模; 收购交易（包括 Schenck Process Food 与 Performance Materials 业 务及 Linxis Group SAS 收购）对 Hillenbrand 业务、财务状况、经营成果及财务表现的负面影响; Hillenbrand所涉行业的竞争态势（例如价格竞争）; 工业资本商品需求的周期性波动; 能否实现任何收购或剥离（包括出售 Milacron 注塑与挤压业务, “处置交易”）带来的效益（含潜在协同效应与成本节约）, 或 Hillenbrand、被收购公司或处置交易整体未能达成既定计划与目标; 处置交易完成后各方实施的战略与运 营举措; 处置交易的公告或结果、合并的公告或待决状态, 或合并未能完成, 可能对 Hillenbrand 普通股市场价格、Hillenbrand 与员工、客户、供应商及其他业务伙伴建立并维系关系的能力, 或对 Hillenbrand 业务、财务状况、经营成果及财务表现产生的潜在不利影响; 因处置交易或合并导致管理层注意力从日常业务运营分散的风险; 需求下降或技术进步、法律法规变化对塑料行业净收入的影响; 收益结构变化、税法修订及其他税务事项对 Hillenbrand 实际税率的影响; 税务不确定性及审计风险; 涉及运营相关的索赔、诉讼及政府程序; 美国政治与监管环境的不确定性; 不利的外汇波动; 以及劳动力中断。

股东、潜在投资者及其他读者在评估前瞻性陈述时, 应充分考虑这些风险和不确定性, 并谨记切勿过度依赖前瞻性陈述。关于可能导致实际结果与前瞻性陈述存在差异的特定因素的深入讨论, 请参阅 Hillenbrand 于 2024 年 11 月 19 日向 SEC 提交的截至 2024 年 9 月 30 日年度的 10-K 表格年度报告中第 1A 项第一部分 “风险因素”章节以及于 2025 年 4 月 29 日向 SEC 提交的截至 2025 年 3 月 31 日季度的 10-Q 表格季度报告中第1A项第二部分的论述, 以及 Hillenbrand 不时向 SEC 提交的文件中详述的其他风险和不确定性。本通讯中的前瞻性信息仅反映截至其发布之日的观点。 Hillenbrand 不承担任何（无论书面或口头）公开更新或修订任何前瞻性陈述以反映新信息、未来发展或其他情况的义务。